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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 14, 2005
                                                        ------------------


                              DELTA AIR LINES, INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                  001-05424                58-0218548
-------------------------------- --------------------- -------------------------
  (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)             File Number)         Identification No.)


                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------


                  Registrant's Web site address: www.delta.com
                                                 -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP


On September 14, 2005, Delta Air Lines, Inc. ("Delta") and certain of its subsidiaries (collectively, the "Debtors") (1) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case Nos. 05- 17923-PCB). The reorganization cases are being jointly administered under the caption "In re Delta Air Lines, Inc., et al., Case No. 05-17923-PCB." The Debtors will continue to operate their business as "debtors-in possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.


ITEM 8.01  OTHER EVENTS.


On September 14, 2005, Delta issued a press release announcing that it and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code. In this press release, Delta also announced that it is arranging $2.05 billion in post-petition financing. This financing is subject to court approval. A copy of the press release is attached hereto as
Exhibit 99.1


Additional information about Delta's Chapter 11 filing is available on the Internet at delta.com/restructure. Court filings and claims information are available at deltadocket.com. Delta expects to begin submitting monthly operating reports to the Court in November and also plans to post these monthly reports in the Investor Relations section of delta.com. Delta will continue to file quarterly and annual reports with the Securities and Exchange Commission, which will also be available in the Investor Relations section of delta.com.


On September 14, 2005, Delta's Chief Executive Officer issued a memorandum to all Delta employees discussing Delta's voluntary petition for reorganization under Chapter 11. A copy of the memorandum is attached hereto as Exhibit 99.2.


In addition, on September 14, 2005, Delta issued a second press release announcing the approval of certain interim orders by the Court pending consideration of the Debtors' "first day" motions. A copy of the press release is attached hereto as Exhibit 99.3.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         Exhibit 99.1 Press Release dated September 14, 2005 titled "Delta Air Lines Files for Chapter 11 Reorganization to Address Financial Challenges"

         Exhibit 99.2 Memorandum dated September 14, 2005 from Gerald Grinstein, Chief Executive Officer, to all Delta Employees titled "Delta's Financial Reorganization under Chapter 11"

         Exhibit 99.3      Press Release dated September 14, 2005 titled
                           "Delta Air Lines Receives Court Approval for Interim Orders"


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(1) The Debtors are the following entities: ASA Holdings, Inc.; Comair Holdings,
LLC; Comair, Inc.; Comair Services, Inc.; Crown Rooms, Inc.; DAL Aircraft Trading, Inc.; DAL Global Services, LLC; DAL Moscow, Inc.; Delta AirElite Business Jets, Inc.; Delta Air Lines, Inc.; Delta Benefits Management, Inc.; Delta Connection Academy, Inc.; Delta Corporate Identity, Inc.; Delta Loyalty Management Services, LLC; Delta Technology, LLC; Delta Ventures III, LLC;
Epsilon Trading, Inc.; Kappa Capital Management, Inc.; Song, LLC.


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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               DELTA AIR LINES, INC.



                                               By:  /s/ Edward H. Bastian
                                                  --------------------------
                                                  Edward H. Bastian
Date: September 15, 2005                          Executive Vice President
                                                    and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------

Exhibit 99.1 Press Release dated September 14, 2005 titled "Delta Air Lines Files for Chapter 11 Reorganization to Address Financial Challenges"

Exhibit 99.2 Memorandum dated September 14, 2005 from Gerald Grinstein, Chief Executive Officer, to all Delta Employees titled "Delta's Financial Reorganization under Chapter 11"

Exhibit 99.3 Press Release dated September 14, 2005 titled "Delta Air Lines Receives Court Approval for Interim Orders"